SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): July 27, 2004




                        ETERNAL TECHNOLOGIES GROUP, INC.
               --------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                              --------------------
                            (Commission file number)

          Nevada                                                62-1655508
------------------------------                            ----------------------
 (State or other jurisdiction                                (I.R.S. Employer
   of incorporation)                                      Identification Number)


          Suite 04-06, 28/F, Block A, Innotec Tower, 235 Nanjing Road,
          Heping District, Tianjin, 300100, People's Republic of China
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               011-86-22-2750-1802
                ------------------------------------------------
              (Registrant's telephone number, including area code)

                   ------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Matters

     On July 27, 2004 at the annual shareholder meeting of Eternal Technologies Group, Inc. the following seven persons were elected as directors of the company, James Q. Wang, XingJian Ma, Mr. Genchang Li and Shicheng Fu, JiJun Wu, Jiansheng Wei, Shien Zhu. In addition, Thomas Leger & Co. LLP was ratified as the company's independent certified accountants and the shareholder's approve the 2004 Stock Option Plan.

     The Company also announced the appointment of a new public relations firm to handle the public relations in the U.S. The name of this firm is Empire Relations Group, Inc., 33 South Service Road, Jerico, New York 11753. Their telephone number is 516-750-9719, fax no. 516-997-7795. All future shareholder inquiries should be directed to this organization.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ETERNAL TECHNOLOGIES GROUP, INC.


July 28, 2004                            /s/ JiJun Wu
                                         ---------------------------------
                                         President and Chief Executive Officer